                                                                       EXHIBIT 2

                            ASSIGNMENT AGREEMENT - 1




                  FOR VALUE RECEIVED the undersigned registered holder of the within Warrant hereby sells, assigns, and transfers unto the Assignee named below all of the right of the undersigned under the within Warrant, with respect to the number of shares of Common Stock and on the respective dates set forth below. Each assignment is conditional upon the Assignee's continues to serve as a Director for Regaluxe Investment s.r.l. and Mayor's Jewelers, Inc. on the given assignment date set forth below:


                                                             NUMBER OF SHARES
                                                             OF COMMON STOCK
                      ADDRESS OF      IDENTIFYING            ASSIGNED TO                               DATE OF
NAME OF ASSIGNEE      ASSIGNEE        NUMBER OF ASSIGNEE     ASSIGNEE              PRICE PER SHARE     ASSIGNMENT
----------------      --------        ------------------     ----------------      ---------------     ----------

                                                             500,000 warrants
Filippo Recami        25A Boulevard                          exercisable for       US$0.30             January 31st,
                      Royal, 2449,                           Shares                                    2003
                      Luxembourg                             500,000 warrants      US$0.30
                                                             exercisable for                           January 31st,
                                                             Shares                US$0.30             2004
                                                             500,000 warrants
                                                             exercisable for                           January 31st,
                                                             Shares                                    2005


and does hereby irrevocably constitute and appoint Robert Nachwalter as the undersigned's attorney to make such transfer on the books of Mayor's Jewelers, Inc maintained for that purpose, with full power of substitution in the premises.

Date: :  January 31, 2003


                                             /s/ Thomas A. Andruskevich
                                             ----------------------------------
                                             Henry Birks & Sons Inc.
                                             1240 Square Phillips
                                             Montreal, (Quebec) H3B 3H4

                                             /s/ Monsieur Filippo Recami
                                             ----------------------------------
                                             Monsieur Filippo Recami